Exhibit (h)(44) under Form N-1A
Exhibit 10 under Item 601/Reg. S-K

APPENDIX A
TO
INDEMNIFICATION AGREEMENT
BETWEEN
B. RANDOLPH BATEMAN AND THE HUNTINGTON FUNDS
DATED AS OF FEBRUARY 14, 2008, REVISED AS OF OCTOBER 21, 2008

THE HUNTINGTON FUNDS, a Delaware statutory trust, on behalf of each of:

Huntington Dividend Capture Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington Fixed Income Securities Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington Tax-Free Money Market Fund
    Investment A Shares
    Trust Shares
Huntington Growth Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington Income Equity Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington Intermediate Government Income Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington International Equity Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington Macro 100 Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington Michigan Tax-Free Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington Mid Corp America Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington Money Market Fund
    Investment A Shares
    Investment B Shares
    Interfund Shares
    Trust Shares
Huntington Mortgage Securities Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington New Economy Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington Ohio Municipal Money Market Fund
    Investment A Shares
    Trust Shares
Huntington Ohio Tax-Free Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington Real Strategies Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington Rotating Markets Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington Short/Intermediate Fixed Income Securities  Fund
    Investment A Shares
    Investment B Shares (not yet effective)
    Trust Shares
Huntington Situs Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington Technical Opportunities Fund
    Investment A Shares
    Investment B Shares
    Trust Shares
Huntington U.S. Treasury Money Market Fund
    Investment A Shares
    Trust Shares
Huntington VA Balanced Fund
Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA Mortgage Securities Fund
Huntington VA New Economy Fund
Huntington VA Real Strategies Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Fund